Exhibit 99.1

Legacy Reserves LP
Executive Oil Conference
April 14, 2009

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements.
These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.
Please see the factors described in the Partnership’s Annual Report on Form 10-K in Item 1A under
“Risk Factors”. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Name	Title	Years Experience in the Permian Basin	Years Experience in the Oil & Gas Industry
Cary D. Brown, CPA	Chairman & CEO	17	19
Steven H. Pruett	President & CFO	20	25
Kyle A. McGraw	EVP, Business Development & Land	26	26
Paul T. Horne	EVP, Operations	23	25
William M. Morris, CPA	VP, Controller & CAO	27	28
Senior Management averages over 20 years of experience
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Independent Board Members
William R. Granberry
Former Pres & COO
Tom Brown, Inc.
Legacy Management Team

Pampa, TX
Field Office
LGCY
NASDAQ
LISTED
Midland, TX
Headquarters

LEGACY RESERVES

❑ 30.8 MMBoe of Proved
 Reserves (1)
❑ Reserves-to-Production Ratio
 of over 10 years
❑ Diversified across 3,850
 Producing Wells
❑ 65% Operated Production
❑ 8,553 Net Boepd in Q4 2008
❑ 71% Oil & NGL Production
(1) 12-31-08 Reserves reported in the Legacy
 Reserves 10-K based on flat prices of
 $44.60/Bbl WTI and $5.62/MMBtu NYMEX
 Henry Hub gas
Legacy Asset Overview

Net Production
53% CAGR
Boepd
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
3,655
4,540
5,188
6,282
6,817
7,358
7,587
8,553
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08

Production Per Unit
39% CAGR
Boe/Yr x 1000
120
100
80
60
40
20
0
52
64
73
79
84
86
89
101
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08

Adjusted EBITDA
26% CAGR
$ (In Millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$11.1
$14.7
$18.9
$25.6
$27.2
$31.5
$23.4
$17.7
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08

Quarterly Distribution
13% CAGR
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.41
$0.42
$0.43
$0.45
$0.49
$0.52
$0.52
$0.52
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08

LEGACY RESERVES

Note: CAGR = Compound Annual Growth Rate
Quarterly Production and Cash Flow Profile

Equity Offering History
❑ March, 2006: $85 million raised through 144A Private Placement
❑ January, 2007: $131 million raised at Initial Public Offering - 85% retail placement
❑ November, 2007: $75 million raised from institutional investors (PIPE)
❑ $292 million of equity capital has been raised since 2006
 Ш Used to fund approximately $523 million of acquisitions since forming Legacy
 Ш Hedged 5 years of oil and gas prices when Legacy was formed
 Ш Hedged acquisitions upon signing purchase agreement or at closing

$84.61
$84.20
$89.86
$83.71
$82.00
2,000
1,500
1,000
500
0
(MBbl)
1,564
1,470
1,224
1,035
240
2009
2010
2011
2012
2013
Hedged Volume
Price ($/Bbl)

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
(MMBtu)
$7.78
$7.63
$8.01
$8.02
3,167
2,840
2,127
1,580
2009
2010
2011
2012
Hedged Volume
Price ($/MMBtu)

LEGACY RESERVES

Oil
Natural Gas (1)
Hedges have been placed with Bank Group to avoid margin
calls and manage counterparty risk
(1)Natural gas is hedged near our gas sales points at Waha and
ANR-Oklahoma
Oil and Gas Price Hedging Summary

Borrowing Base Update
❑ Borrowing base decreased to $340 million in March from $410 million in the fall
❑ Increased Upfront Fees (112 bp) as well as wider LIBOR spreads resulting in higher cost of borrowing
❑ New maturity date of April 1, 2012
❑ $300 million of debt drawn
❑ Goal in 2009 is debt reduction

GP Interest
<0.1%
Public Unitholders
41%
Founding Investors, Directors and Management
40%
Sellers of Assets to Legacy
7%
144A & PIPE Unitholders
12%

LEGACY RESERVES

Ticker: LGCY
Exchange: NASDAQ
Unit Price (4/9/09): $13.00 per unit
Quarterly Distribution: $0.52 per unit
Yield: 16%
Market Capitalization: $404 million
Enterprise Value $704 million
Note: Estimated Ownership as of 12/01/08
Legacy Ownership

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Yield
9.8%
10.7%
11.3%
16.0%
18.1%
18.4%
21.0%
Large Cap Pipes
Propane
Coal
Legacy (Post-Offer)
Other G&P
Upstream
Legacy (Pre-Offer)

See "Appendix A" for detailed lists of companies included in each category.

LEGACY RESERVES

MLP Yields by Sector

Returns on MLPs vs. Market

180
160
140
120
100
80
60
40
20
0
VALUE - $
1/12/2007
3/12/2007
5/12/2007
7/12/2007
9/12/2007
11/12/2007
1/12/2008
3/12/2008
5/12/2008
7/12/2008
9/12/2008
11/12/2008
1/12/2009
3/12/2009
LGCY
Peer Group
S&P 500
Alerian MLP Index

The value of $100 invested in LGCY at the IPO on January 11, 2007 through March 8, 2009, with distributions, along with an equally weighted upstream MLP peer group index (ATN, BBEP, CEP, ENP, EVE, LINE, PSE, QELP, VAN) with distributions and the S&P 500 with dividends over the same period.

LEGACY RESERVES

Legacy Unit Price

$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Hedge Fund Buying*
FBR Exits*
Hedge fund selling*
Increasing Oil and Natural Gas Prices
Decline in Oil and Gas Prices
Offer Announcement
Hedge Fund Redemptions, Total Return Swap Unwinds*
$0.41
$0.42
$0.43
$0.45
$0.49
$0.52
$0.52
$0.52
1/12/2007
2/12/2007
3/12/2007
4/12/2007
5/12/2007
6/12/2007
7/12/2007
8/12/2007
9/12/2007
10/12/2007
11/12/2007
12/12/2007
1/12/2008
2/12/2008
3/12/2008
4/12/2008
5/12/2008
6/12/2008
7/12/2008
8/12/2008
9/12/2008
10/12/2008
11/12/2008
12/12/2008
1/12/2009
2/12/2009
3/12/2009
LGCY
Distribution

*Source: DTC

LEGACY RESERVES

LGCY Price
WTI ($/Bbl)
0
5
10
15
20
25
30
35
0
20
40
60
80
100
120
140
160
1/12/07 - 2/28/08
03/1/08 - 8/30/08
9/1/08 - Present

LEGACY RESERVES

Hedge fund buying*
Hedge fund selling*
*Source: DTC
LGCY Unit Price vs. Oil Price

“Take Private” Proposal
❑ Apollo Management VII, LP, a $14.7B private equity fund, has offered $14 per unit, less future cash distributions, to buy all units outstanding.
❑ The proposed price represents a 42% premium over the April 2, 2009 closing price prior to the announcement and a 51% premium to the prior 30 day average closing price.
❑ Legacy’s Conflicts Committee (composed entirely of independent directors) has engaged Tudor Pickering Holt to evaluate the fairness of the proposal and consider other alternatives.
❑ It is expected that management and employees would remain in place should the proposed transaction be approved.
❑ If approved by the Board of Directors, Legacy management has indicated that it will support the transaction, rolling a significant portion of its holdings into the private partnership with Apollo.
Note: There can be no assurance that any definitive offer will be made, any agreement will be executed or that any transaction will be approved or consummated.

Upstream MLP Issues
❑ Sustainability of Distributions
 – Distribution security impacted by liquidity
 – Variable vs. Managed
❑ Judicious Approach to Acquisitions
 – Opportunities for acquisition should become compelling if capital remains scarce; companies selling off production to fund drilling
 – Reductions in Borrowing Base
❑ Lack of Access to Equity Markets

Hunker Down or Act?
❑ The longer prices remain depressed, the more dramatic the recovery due to deferral and cancellation of LT capital projects and demand stimulus.
❑ Costs are resetting with stacking of iron and layoffs, input costs declining with global recession (iron, cement, power).
❑ Opportunistic selling during 2007-08 replaced with distressed selling by the fall.
❑ Availability of good projects and acreage has never been better as companies are overcommitted with expiring leases.
❑ Capital markets will start to function ahead of the global recovery.
❑ Patience is warranted, as we are relatively early in what is expected to be a deep cycle, but be positioned to act.

Adjusted EBITDA & Distributable Cash Flow Reconciliation
 This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP") measures to their nearest comparable generally accepted accounting principles ("GAAP") measures, may be used periodically by management when discussing Legacy's financial results with investors and analysts and they are also available on Legacy's website under the Investor Relations tab. Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; income taxes; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  Adjusted EBITDA and
 Distributable Cash Flow is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA and Distributable Cash Flow may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate
 Adjusted EBITDA and Distributable Cash Flow in the same manner.

($ in thousands)	Quarter Ending 12-31-07	3-31-08	6-30-08	9-30-08	12-31-08
Net income (loss)	$ (50,907)	$ (21,097)	$ (175,786)	$ 227,952	$ 127,138
Plus:					
Interest expense	3,695	4,178	(1,212)	4,198	13,989
Income taxes	337	210	297	122	(581)
Depletion, depreciation, amortization and accretion	9,349	9,617	10,523	13,082	30,102
Impairment of long lived assets	1,974	104	4	339	76,495
Loss (gain) on disposal of assets	-	-	(4,942)	-	1,223
Non-cash compensation expense	129	138	1,338	(117)	(282)
Unrealized (gain) loss on oil and natural gas swaps	60,979	34,026	201,326	(222,138)	(230,390)
Adjusted EBITDA (1)	**$ 25,556**	**$ 27,176**	**$ 31,548**	**$ 23,438**	**$ 17,694**
Less:					
Cash interest expense	$ 2,827	$ 1,838	$ 1,949	2,805	2,859
Cash settlement of unit options			$ 34	64	52
Development capital expenditures	$ 5,989	$ 2,987	$ 4,377	10,955	14,469
Distributable Cash Flow (1)	**$16,740**	**$22,351**	**$25,188**	**$9,614**	**$314**

LEGACY RESERVES

(1) Adjusted EBITDA and Distributable Cash Flow are non-GAAP financial measures.
Reconciliation of Net Income to Adjusted EBITDA & Distributable Cash Flow
Adjusted EBITDA and DCF Reconciliation

Large Cap Pipes	Other G&P	Propane	Coal	Upstream
BWP	APL	APU	ARLP	ATN
BPL	CLMT	FGP	NRP	BBEP
EEP	CQP	NRGY	PVR	CEP
ETP	CPNO	SPH		ENP
EPD	XTEX			EVEP
KMP	DPM			LGCY
MMP	DEP			LINE
NS	EROC			PSE
OKS	GEL			QELP
PAA	GLP			VNR
TPP	HLND			
	HEP			
	MWE			
	MMLP			
	RGNC			
	SEP			
	SXL			
	NGLS			
	TLP			
	WES			
	WPZ			
	WMZ

MLP Yields by Sectors Listed Below (see page 10)
Appendix A